Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events

Note 21 - Subsequent Events

A.	In January 2019, in a registered direct offering on the NASDAQ, the Company raised gross amount of USD 6.0 million (approximately USD 5.4 million net of placement agent fees and other offering related expenses).

In this registered direct offering, the Company issued 3,428,572 ADSs and, in a concurrent private placement, 2,571,430 non-listed warrants to purchase 2,571,430 ADSs. Each non-listed warrant is exercisable until July 18, 2024 at an exercise price of USD 2.00 per ADS. The warrant holders have the option to exercise cashless.

B.	On January 2, 2019 the Company executed an agreement with Coeptis Pharmaceuticals Inc. (“Coeptis”) for the marketing and distribution of ConsensiTM in the U.S. The agreement provides for total milestone payments from Coeptis to the Company of USD 3.5 million, of which the initial milestone of USD 1 million was received upon execution of the agreement, and additional milestone payments are due upon completion of an agreed Chemistry, Manufacturing, Control (CMC) plan and upon first commercial sales in the U.S. In addition, the Company will be paid 40%-60% of Coeptis’ net profit on Consensi sales. The agreement is for a term of fifteen years and may be extended for additional two-year terms and includes customary provisions, as well as certain residual rights and obligations of the parties following termination.

C.	On March 14, 2019 the Company signed an agreement to acquire 100% of FameWave Ltd, a privately held biopharmaceutical Company developing CM-24, (“FameWave) from its shareholders in exchange for $10 million worth of its newly issued ADSs with a long term lock-up period, priced at $1.23 per ADS, plus 50% warrant coverage based on an exercise price of $1.98 per ADS with a 4-year term. In addition, the Company will provide a loan to FameWave of up to approximately $2 million to be paid to cCAM BioTherapeutics Ltd., a wholly owned subsidiary of Merck Sharp and Dohme Corp., known as “MSD” in Israel, which discovered CM-24, or to repay certain loans provided by FameWave’s shareholders.

The transaction has been approved by the boards of the Company and FameWave and is expected to close during the third quarter of 2019 subject to: approval of the Company shareholders; closing of the transaction for the return of CM-24 to FameWave by MSD; finalization by FameWave of the joint clinical collaboration agreement; and satisfaction of other customary closing conditions. Should the complete transaction not close, the Company will be entitled to repayment of the amounts loaned by the Company out of amounts actually received by FameWave from commercialization transactions of CM-24. If no such commercialization transaction is consummated within 36 months from termination, Company will be entitled to 20% of FameWave in return for the approximately $2 million loan which was previously provided. Furthermore, should the transaction not close due to the failure of FameWave to finalize the clinical collaboration agreement, or the failure of certain other closing conditions to be fulfilled by the current shareholders of FameWave, then the Company will be entitled to 100% of FameWave in return for the approximately $2 million loan which was previously provided

D.	During March 2019, the board of directors of the Company approved the grant of 3,132,895 options to directors, employees and consultants, exercisable to 3,132,895 ordinary shares with no par value of the Company, out of which 2,086,529 options to be granted to directors are subject to shareholders’ approval.